General
New York Municipal
Bond Fund, Inc.


ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        General
                                                   New York Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General New York Municipal Bond Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

The past year has been mixed for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board in the fall of 1998 helped the U.S. economy withstand the effects of economic weakness in Japan, Asia and Latin America. As interest rates declined, the prices of many municipal bonds appreciated.

Soon after 1999 began, however, evidence emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Higher interest rates led to erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in General New York Municipal Bond Fund.

Sincerely,

/s/Stephen E.Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999

2


DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did General New York Municipal Bond Fund perform?

The portfolio produced a -4.16% total return over the 12-month period ended October 31, 1999.(1) This compares to a -4.44% total return for the average of the Lipper New York Municipal Debt Funds category,(2) for the same period.

We attribute our modest relative outperformance primarily to our security selection strategy, which helped us enhance the portfolio's credit quality while taking advantage of higher yields as they became available in a rising interest-rate environment.

What is the fund's investment approach?

Our primary goal is to seek a high level of federal and New York tax-exempt income from a diversified portfolio of longer term municipal bonds. A secondary goal is to maximize total return, which includes both income and changes in share price.

To achieve these objectives, we first attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide attractive yields. These bonds comprise the portfolio's long-term core position. We continually endeavor to identify maturity ranges that will provide the most favorable returns.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

When the reporting period began on November 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crisis. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate global economic growth. The Federal Reserve' s strategy apparently was effective. Overseas economies halted their deterioration early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment.

In the second and third quarters of 1999, however, strong economic growth in both domestic and overseas markets raised concerns among fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall inflationary pressures. This change in monetary policy, combined with differing supply-and-demand influences, caused municipal bonds to underperform the taxable market. As a result, the yields on municipal bonds, and in particular New York issues, are very attractive on an after-tax basis when compared to their taxable counterparts.

New York' s economy has also remained strong, reducing some issuers' need to borrow in the municipal bond marketplace. What's more, while demand for New York municipal bonds has remained strong from individuals seeking to manage their income tax liabilities, participation from institutional investors such as insurance companies has slowed. As a result, prices of New York municipal bonds are trading at national levels, and currently offer attractive relative values compared to historical norms.

What is the portfolio's current strategy?

During most of this period of rising rates, we have endeavored to maintain a neutral duration stance. However, we believe there is value at current levels, and therefore some duration extension is appropriate. Such an environment also provides the opportunity to reevaluate our hold-

4
ings from a credit viewpoint. As often happens during down cycles, opportunities to trade into better credits often present themselves.

In addition, we took advantage of opportunities to purchase bonds that, in our opinion, were punished more severely than circumstances warranted during the second half of the reporting period. Some bonds selling at a discount to their face values were particularly attractively priced, providing the potential to capture capital appreciation and maintain the fund's income stream if interest rates decline from prevailing levels.

We have maintained a cash reserve to take advantage of new opportunities if, as we expect, year-end and Y2K-related concerns produce attractive values in the municipal bond market.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in General New York Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 10/31/99

                                                    1 Year                          5 Years                       10 Years
------------------------------------------------------------------------------------------------------------------------------------

Fund                                                (4.16)%                          5.89%                          6.77%

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE GENERAL NEW YORK MUNICIPAL BOND FUND, INC. ON 10/31/89 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 1999

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.6%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--93.4%

Albany Industrial Development Agency:

  Civic Facility Revenue (Sage Colleges Project)

      5.30%, 4/1/2029                                                                         2,265,000                1,948,534

   IDR (Hampton Plaza Project) 6.25%, 3/15/2018                                               5,600,000                5,488,784

   LR:

      (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      3,320,000                3,418,471

      (New York State Department of Health Building Project)

         7.25%, 10/1/2010                                                                     1,720,000                1,819,640

Board of Cooperative Educational Services, COP

   (Greenport Vocational Facility Project) 7.875%, 10/1/2000                                    311,376                  316,894

Cohoes Industrial Development Agency, IDR (Norlite Corp.

  Project) 6.75%, 5/1/2009

   (LOC; Dresdner Bank, Prerefunded 5/1/2002)                                                 2,400,000  (a)           2,564,520

Development Authority of the North Country,

  Solid Waste Management System Revenue

   6%, 5/15/2015 (Insured; FSA)                                                               2,260,000                2,366,130

Franklin County Solid Waste Management Authority, Solid

   Waste System Revenue 6.125%, 6/1/2009                                                      1,350,000                1,343,155

Huntington Housing Authority, Senior Housing Facility

  Revenue (Gurwin Jewish Senior Residences)

   6%, 5/1/2029                                                                               1,370,000                1,263,784

Islip Resource Recovery Agency, RRR

   6.125%, 7/1/2013 (Insured; AMBAC)                                                          1,425,000                1,464,045

Metropolitan Transportation Authority,

  Transportation Facilities Revenue:

      6.379%, 7/1/2014 (Insured; FSA)                                                         2,000,000  (b)           1,715,560

      6%, 7/1/2016 (Insured; FSA)                                                             5,000,000                5,055,050

      6.50%, 7/1/2018 (Insured; FGIC)

         (Prerefunded 7/1/2002)                                                               4,000,000  (a)           4,285,240

      4.75%, 7/1/2026 (Insured: FGIC)                                                         2,000,000                1,640,680

      Service Contract 5.375%, 7/1/2021                                                       3,000,000                2,682,210

Nassau County Health Care Corp., Health System Revenue

   5.75%, 8/1/2029 (Guaranteed; County of Nassau)                                             3,000,000                2,878,170

Nassau County Industrial Development Agency,

  Civic Facility Revenue (Hofstra University Project)

   4.75%, 7/1/2028 (Insured; MBIA)                                                            2,000,000                1,630,460

New York City:

   6%, 8/1/2007 (Insured; FGIC)                                                               2,000,000                2,122,480

   6.375%, 8/15/2012                                                                          2,670,000                2,809,507

   5.875%, 8/15/2013                                                                          3,300,000                3,322,176

   6%, 8/1/2016                                                                               4,000,000                3,997,480

   5.875%, 8/15/2016                                                                          2,715,000                2,677,696

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City (continued):

   6%, 8/1/2017                                                                               2,000,000                1,994,380

   6.125%, 8/1/2025                                                                           1,150,000                1,151,541

New York City Health and Hospitals Corp., Health Systems

   Revenue 5.25%, 2/15/2017                                                                   1,700,000                1,511,776

New York City Industrial Development Agency:

  Civic Facility Revenue:

      (College of Aeronautics Project) 5.50%, 5/1/2028                                        1,600,000                1,432,464

      (YMCA of Greater New York Project) 5.80%, 8/1/2016                                      1,500,000                1,438,605

   IDR:

      (Brooklyn Navy Yard) 5.75%, 10/1/2036                                                   1,970,000                1,745,381

      (LaGuardia Association LP Project) 6%, 11/1/2028                                        3,790,000                3,498,284

   Special Facility Revenue (Terminal One Group

      Association Project) 6%, 1/1/2019                                                       3,000,000                2,977,770

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue:

    6.20%, 6/15/2021

         (Insured; AMBAC) (Prerefunded 6/15/2002)                                             2,000,000  (a)           2,117,360

      5.50%, 6/15/2023                                                                        2,000,000                1,868,440

      5%, 6/15/2029 (Insured; FSA)                                                            2,500,000                2,129,525

      5.75%, 6/15/2031 (Insured; FGIC)                                                        4,000,000                3,852,120

      5.50%, 6/15/2032 (Insured; FGIC)                                                        2,000,000                1,842,180

State of New York, GO 5.70%, 3/15/2013                                                        2,000,000                2,006,420

New York State Dormitory Authority, Revenues:

   4201 School Program 5%, 7/1/2018                                                           2,000,000                1,711,840

   Consolidated City University Systems:

      5.35%, 7/1/2009 (Insured; FGIC)                                                         5,000,000                5,046,600

      5.75%, 7/1/2013                                                                        10,005,000                9,933,965

      5.625%, 7/1/2016                                                                        2,500,000                2,433,900

      5.75%, 7/1/2018                                                                         2,500,000                2,431,500

      6.30%, 7/1/2024 (Insured; AMBAC)

         (Prerefunded 7/1/2004)                                                               2,800,000  (a)           3,031,448

   Department of Health:

      5.75%, 7/1/2017                                                                         5,240,000                5,012,794

      (Roswell Park Cancer Center)

         6.625%, 7/1/2024 (Prerefunded 7/1/2005)                                              2,700,000  (a)           2,981,043

   (Mental Health Services Facility) 6%, 8/15/2021                                            1,750,000                1,723,680

   (Mount Sinai School of Medicine)

      5.15%, 7/1/2024 (Insured; MBIA)                                                         5,765,000                5,147,914

   (New York and Presbyterian Hospital)

      4.75%, 8/1/2027 (Insured; AMBAC)                                                        5,500,000                4,477,385

   Secured Hospital (New York Downtown Hospital)

      5.30%, 2/15/2020                                                                        5,000,000                4,433,850

8
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues (continued):

  State University Educational Facilities:

      5.875%, 5/15/2017                                                                       2,060,000                2,050,998

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   3,825,000  (a)           4,117,459

      5.50%, 5/15/2026 (Insured; MBIA)                                                        6,400,000                5,957,504

New York State Energy Research and Development

  Authority, Revenue:

    Electric Facilities (Long Island Lighting Co.)

         5.30%, 11/1/2023                                                                     1,600,000                1,416,816

      Facilities (Consolidated Edison Co. of

         New York, Inc. Project):

            6.375%, 12/1/2027 (Insured; MBIA)                                                 5,000,000                5,039,800

            7.125%, 12/1/2029                                                                 2,000,000                2,182,560

      Gas Facilities (Brooklyn Union Gas Co. Project)

         6.368%, 4/1/2020                                                                     5,000,000                5,183,700

New York State Environmental Facilities Corp.

   PCR (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                         5,200,000                5,340,712

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 11/1/2007                                                            6,000,000                6,297,060

   (Housing Mortgage Project)

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,965,000                2,010,745

   (LooseStrife Fields Apartments and Fairway Manor)

      6.75%, 11/15/2036 (Insured; FHA)                                                        5,895,000                6,170,827

   Service Contract Obligation:

      6%, 9/15/2016                                                                           8,675,000                8,615,229

      5.50%, 9/15/2018                                                                        6,000,000                5,539,200

      6%, 3/15/2026                                                                           6,645,000                6,493,959

New York State Local Government Assistance Corp.

   5.50%, 4/1/2017 (Insured; FSA)                                                             5,000,000                4,860,650

New York State Medical Care Facilities Finance Agency:

  Hospital & Nursing Home Insured Mortgage Revenue:

    6.85%, 2/15/2012

         (Prerefunded 2/15/2002)(Insured; FHA)                                                1,570,000  (a)           1,669,098

      6.20%, 8/15/2013 (Insured; FHA)                                                         3,000,000                3,086,010

      6.125%, 2/15/2015                                                                       5,170,000                5,229,972

      6.125%, 2/15/2015 (Insured; MBIA)                                                       4,000,000                4,039,320

   (Mental Health Service Facilities Improvement)

      6.25%, 8/15/2018

      (Insured; AMBAC) (Prerefunded 2/15/2002)                                                4,340,000  (a)           4,594,541

   (Sisters of Charity Hospital)

      6.625%, 11/1/2018 (Insured; AMBAC)                                                      2,000,000                2,096,060

New York State Mortgage Agency, Homeowner Revenue:

   6%, 4/1/2017                                                                               2,000,000                1,996,680

   6.45%, 10/1/2017 (Insured; MBIA)                                                           1,000,000                1,044,190

                                                                                                     The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Mortgage Agency, Homeowner
  Revenue (continued):

      6.60%, 10/1/2019                                                                        3,500,000                3,638,810

      6.05%, 4/1/2026                                                                         5,350,000                5,379,372

      6.40%, 4/1/2027                                                                         3,935,000                4,056,001

      5.95%, 4/1/2030                                                                         3,500,000                3,413,410

New York State Thruway Authority, Service Contract

  Revenue (Local Highway and Bridge):

      6%, 4/1/2012                                                                            6,195,000                6,349,132

      6.25%, 4/1/2014 (Prerefunded 4/1/2005)                                                  2,000,000  (a)           2,163,360

      5.75%, 4/1/2016                                                                         4,950,000                4,784,027

      5.75%, 4/1/2019                                                                         2,000,000                1,904,480

New York State Urban Development Corp.,

  Correctional Facilities Revenue:

      5.50%, 1/1/2014                                                                         3,000,000                2,895,330

      5.50%, 1/1/2014 (Insured; FSA)                                                          3,000,000                2,960,580

      5.375%, 1/1/2015                                                                        3,000,000                2,787,840

      4.75%, 1/1/2028 (Insured; AMBAC)                                                        8,000,000                6,531,600

Newburgh Industrial Development Agency, IDR (Bourne and

  Kenney Redevelopment Co.) :

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                    1,000,000                  930,110

      5.75%, 2/1/2032 (Guaranteed; SONYMA)                                                    1,535,000                1,408,117

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport):

      6.125%, 4/1/2014 (Insured; AMBAC)                                                       2,700,000                2,731,941

      5.625%, 4/1/2029 (Insured; MBIA)                                                        2,000,000                1,851,520

Onondaga County Industrial Development Agency,

  Sewer Facilities Revenue

   (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024                                        4,000,000                3,889,920

Orange County Industrial Development Agency, Life Care

  Community Revenue (Glenn Arden Inc. Project)

   5.625%, 1/1/2018                                                                           1,000,000                  866,460

Port Authority of New York and New Jersey:

   5.80%, 11/1/2010 (Insured; FGIC)                                                           7,160,000                7,363,702

   6.25%, 1/15/2027 (Insured; AMBAC)                                                          2,000,000                2,024,440

   4.375%, 10/1/2033 (Insured; FGIC)                                                          2,000,000                1,502,300

   Port, Airport and Marina Revenue (Consolidated Bond

      116th Series) 4.25%, 10/1/2026 (Insured; FGIC)                                          3,000,000                2,268,900

   Special Obligation Revenue

      (Special Project-JFK International Air Terminal):

         6.25%, 12/1/2013 (Insured; MBIA)                                                     5,000,000                5,281,000

         5.75%, 12/1/2025 (Insured; MBIA)                                                     4,500,000                4,355,190

10
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Rensselaer County Industrial Development Agency, IDR

   (Albany International Corp.) 7.55%, 6/1/2007                                               4,000,000                4,525,160

Scotia Housing Authority, Housing Revenue (Coburg Village

   Inc. Project) 6.15%, 7/1/2028                                                              3,000,000                2,677,590

Triborough Bridge and Tunnel Authority:

  General Purpose Revenue:

      6.125%, 1/1/2021                                                                        5,000,000                5,180,650

      5.50%, 1/1/2030                                                                         2,000,000                1,846,800

   Special Obligation

      6%, 1/1/2015 (Insured; AMBAC)

      (Prerefunded 1/1/2002)                                                                  3,260,000  (a)           3,416,382

Ulster County Industrial Development Agency, Civic Facility

   Revenue (Benedictine Hospital Project) 6.45%, 6/1/2024                                     1,950,000                1,813,012

Yonkers 5.125%, 8/1/2009 (Insured; AMBAC)                                                     2,825,000                2,790,648

Yonkers Industrial Development Agency, Civic Facilities

   Revenue (St. Joseph's Hospital) 5.90%, 3/1/2008                                            3,900,000                3,690,063

U.S. RELATED--3.2%

Puerto Rico Electric Power Authority, Power Revenue

   5.40%, 7/1/2013 (Insured; MBIA)                                                            3,700,000                3,690,861

   5.929%, 7/1/2023 (Prerefunded 7/1/2002)                                                    2,000,000  (a)           2,095,900

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue

   6.40%, 7/1/2038 (Insured; MBIA)                                                            2,500,000  (b)           1,734,600

Virgin Islands Public Finance Authority, Revenue

   5.50%, 10/1/2014 (Insured; ACA)                                                            4,000,000                3,844,400
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $352,585,196)                                                             96.6%              348,419,529

CASH AND RECEIVABLES (NET)                                                                         3.4%               12,126,005

NET ASSETS                                                                                       100.0%              360,545,534

                                                                                                     The Fund  11

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations
ACA            American Capital Access                                 LOC           Letter of Credit
AMBAC          American Municipal Bond Assurance                       LR            Lease Revenue
                  Corporation                                          MBIA          Municipal Bond Investors Assurance
COP            Certification of Participation                                           Insurance Corporation
FGIC           Financial Guaranty Insurance Company                    PCR           Pollution Control Revenue
FHA            Federal Housing Administration                          RRR           Resources Recovery Revenue
FSA            Financial Security Assurance                            SONYMA        State of New York Mortgage
GO             General Obligation                                                       Association
IDR            Industrial Development Revenue

Summary of Combined Ratings (Unaudited)

Fitch                      or          Moody's          or       Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                                    Aaa                       AAA                                              46.6
AA                                     Aa                        AA                                                7.9
A                                      A                         A                                                18.3
BBB                                    Baa                       BBB                                              18.4
BB                                     Ba                        BB                                                 .4
Not Rated(c)                           Not Rated(c)              Not Rated(c)                                      8.4

                                                                                                                 100.0
12
(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE  FLOATER  SECURITY  -- THE  INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                           352,585,196   348,419,529

Cash                                                                  4,277,211

Receivable for investment securities sold                             8,096,823

Interest receivable                                                   5,707,828

Receivable for shares of Common Stock subscribed                        370,797

Prepaid expenses                                                          4,822

                                                                    366,877,010
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           266,963

Due to Distributor                                                        5,655

Payable for investment securities purchased                           5,934,493

Payable for shares of Common Stock redeemed                               2,296

Accrued Expenses                                                        122,069

                                                                      6,331,476
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      360,545,534
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     363,878,080

Accumulated undistributed investment income--net                         97,082

Accumulated net realized gain (loss) on investments                     736,039

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (4,165,667)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      360,545,534
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      19,328,461

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          18.65

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  13

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     16,635,340

EXPENSES:

Management fee--Note 3(a)                                            1,772,246

Shareholder servicing costs--Note 3(b)                                 733,498

Professional fees                                                       67,971

Custodian fees                                                          31,137

Prospectus and shareholders' reports--Note 3(b)                         26,930

Directors' fees and expenses--Note 3(c)                                 26,927

Registration fees                                                       13,572

Loan commitment fees--Note 2                                               953

Miscellaneous                                                           30,547

TOTAL EXPENSES                                                       2,703,781

INVESTMENT INCOME--NET                                              13,931,559
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                728,064

Net unrealized appreciation (depreciation) on investments         (28,485,436)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (27,757,372)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (13,825,813)

SEE NOTES TO FINANCIAL STATEMENTS.
14

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,931,559           14,578,552

Net realized gain (loss) on investments           728,064            3,851,809

Net unrealized appreciation (depreciation)
   on investments                             (28,485,436)           6,042,756

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (13,825,813)          24,473,117
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (13,871,417)         (14,541,612)

Net realized gain on investments              (3,618,844)          (2,945,618)

TOTAL DIVIDENDS                              (17,490,261)         (17,487,230)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  49,456,495           73,000,612

Net assets received in connection with
   reorganization--Note 1                     104,039,500                  --

Dividends reinvested                           12,742,031           12,761,186

Cost of shares redeemed                       (67,607,222)        (104,474,425)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  98,630,804          (18,712,627)

TOTAL INCREASE (DECREASE) IN NET ASSETS        67,314,730          (11,726,740)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           293,230,804          304,957,544

END OF PERIOD                                 360,545,534          293,230,804

Undistributed investment income--net               97,082               36,940
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,444,560            3,587,659

Shares issued in connection with
   reorganization--Note 1                       5,461,391                  --

Shares issued for dividends reinvested            638,682              625,795

Shares redeemed                                (3,412,586)          (5,110,787)

NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING                                  5,132,047             (897,333)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------
                                                                 1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.66          20.20          19.66          19.90         18.73

Investment Operations:

Investment income--net                                            .94            .96            .98           1.01          1.06

Net realized and unrealized gain (loss)
   on investments                                               (1.77)           .65            .66           (.10)         1.29

Total from Investment Operations                                 (.83)          1.61           1.64            .91          2.35

Distributions:

Dividends from investment income--net                            (.93)          (.96)          (.98)         (1.01)        (1.06)

Dividends from net realized gain on
   investments                                                   (.25)          (.19)          (.12)          (.14)         (.12)

Total Distributions                                             (1.18)         (1.15)         (1.10)         (1.15)        (1.18)

Net asset value, end of period                                  18.65          20.66          20.20          19.66         19.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (4.16)          8.14           8.63           4.68         12.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .92            .90            .91            .91           .86

Ratio of net investment income
   to average net assets                                         4.72           4.70           4.98           5.12          5.51

Decrease reflected in above expense ratios
   due to undertakings by the Manager                              --            --             --             --            .04

Portfolio Turnover Rate                                         32.53          32.96          66.32          80.30         65.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         360,546        293,231        304,958        309,690       322,636

SEE NOTES TO FINANCIAL STATEMENTS.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

On September 23, 1999, pursuant to an Agreement and Plan of Reorganization, previously approved by the fund's Board of Directors, all or substantially all of the Dreyfus New York Insured Tax Exempt Bond Fund's assets and liabilities were transferred to the fund in a tax free exchange of Common Stock of the fund at net asset value 5,461,391 shares valued at $19.05 per share, representing net assets of $104,039,500 [including $740,050, net unrealized depreciation on investments] were exchanged by Dreyfus New York Insured Tax Exempt Bond Fund for the respective numbers of shares of the fund.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments

                                                                   The Fund 17
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the
18

extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11/2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended October 31, 1999, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for pay -
                                                                    The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended October 31, 1999, the fund was charged $595,400, pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $92,810 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance,

20
including redemptions made through the use of the fund's Exchange privilege. During the period ended October 31, 1999, redemption fees retained by the fund amounted to $563.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $183,509,549 and $96,240,196, respectively.

At  October 31, 1999, accumulated net unrealized depreciation on investments was
$4,165,667,   consisting   of   $6,511,644  gross  unrealized  appreciation  and
$10,677,311 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 21

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

General New York Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General New York Municipal Bond Fund, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General New York Municipal Bond fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                              [ERNST & YOUNG LLP SIGNATURE LOGO]


New York, New York
December 7, 1999

22

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended October 31, 1999:

-- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes), and

-- the fund hereby designates $.1972 per share as a long-term capital gain distribution of the $.2533 per share paid on December 9, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                                             The Fund 23

NOTES

                                                           For More Information

                        General New York Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109


To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to

info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com



(c) 1999 Dreyfus Service Corporation                                  949AR9910